UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2009

CHINA SHANDONG INDUSTRIES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-147666	20-8545693
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
No. 2888 Qinghe Road
Development Zone Cao County
Shandong Province, China 274400
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 530-3431658

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As explained more fully in Item 2.01 of the Current Report on Form 8-K filed with the Securities Exchange Commission (“SEC”) on November 12, 2009 (the “Original 8-K”), as amended by an Amendment No. 1 to the Original 8-K filed on a Current Report on Form 8-K/A with the SEC on November 12, 2009 (“Amendment No. 1), in November 2009, China Shandong Industries, Inc. (f/k/a Mobile Presence Technologies, Inc.) (the “Company”), acquired (the “Acquisition”) all of the issued and outstanding capital stock of Tianwei International Development Corporation (“TIDC”).  As a result of the Acquisition, among other items (i) TIDC became a wholly owned subsidiary of the Company, (ii) the Company’s principal business became the business of Shandong Caopu Arts & Crafts Co., Ltd (“SCAC”), the wholly owned subsidiary of TIDC, (iii) the Company ceased to be a shell Company, and (iv) the Company changed its fiscal year end from September 30 to December 31.

As neither the Original 8-K nor Amendment No. 1 included the unaudited financial statement for SCAC for the nine months ended September 30, 2009 (as neither the Original 8-K nor Amendment No. 1 required such financial statements under the SEC’s accounting rules), this Amendment No.2 on Form 8-K/A to the Original 8-K and Amendment No. 1 (“Amendment No. 2”) is filed in accordance with the SEC’s interpretive guidance on post acquisition reporting in accordance with Rule 13a-1 and 13a-13 of the Securities and Exchange Act of 1934, as amended, to include the unaudited financial statements of SCAC for the nine months ended September 30, 2009 and September 30, 2008. As such, only Items 2.02 and 9.01 have been amended in this Amendment No. 2 and this Amendment No. 2 continues to describe conditions of the Company and related parties as of the date of the Original 8-K and Amendment No.1, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K and Amendment No.1, or to modify or update those disclosures affected by subsequent events unless otherwise expressly indicated in this report.

This Amendment should be read in conjunction with the Original 8-K and Amendment No.1 and the Company’s filing made with the SEC subsequent to Company’s filing of the Original 8-K and Amendment No.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Unaudited Financial Statements of SCAC for the nine months end September 30, 2009 and September 30, 2008.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA SHANDONG INDUSTRIES, INC.

Date: February 17, 2010	/s/ Jinliang Li
Name: Jinliang Li
Title: Chairman and Chief Executive Officer